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                                                                    EXHIBIT 10.1

                              CONSULTANT AGREEMENT

                                     BETWEEN

                  IMAGE SENSING SYSTEMS, INC. AND ART BOURGEOIS

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POSITION: Consultant

RESPONSIBILITIES WILL INCLUDE:

Financial Reporting (internal and external)

Management information system

Ensure accurate and prompt reporting

Supervise all accounting activities including approving expenditures and signing checks

Manage cash and liquid assets, and available credit facilities to ensure a secure financial base for the company

Corporate finance (manage cash & investment portfolio)

SEC reporting and compliance

Proxy filing

Annual report to shareholders

Annual meeting planning

Annual Insurance review

Liaison with outside attorneys, auditors, investment bankers and, commercial banker

Prepare Press releases

Budget preparation to tie to company's strategic and operation direction

Corporate tax planning and compliance

Prepare regular report to the Board of Directors summarizing key financial elements (orders, billings, profitability, cash priority, etc.)

Other duties as assigned by the President/CEO

TITLE: Chief Financial Officer

MONTHLY RETAINER: $6,500 payable the first week of each month.
HOURS: Up to 1000 hours per year - Start date: 1 May 2002.

THIS AGREEMENT WILL RUN: Month to month.
TERMINATION: One month notice required.  May be terminated by either party.

ISS agrees to provide you with an office, phone, fax, parking and all necessary tools and support.





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If ISS requires services associated with mergers or acquisitions, ISS agrees to negotiate terms of such additional services separate from this agreement.


CONSULTANT

AGREED:  By  /s/ Arthur J. Bourgeois
             -----------------------
                 Arthur J. Bourgeois

DATED:   May 7, 2002

IMAGE SENSING SYSTEMS, INC.

AGREED:  By /s/ James Murdakes
         ---------------------
         James Murdakes

DATED:   May 7, 2002






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